                                                                               .
                                                                               .
                                                                               .
                                                                     EXHIBIT F-1

CENTERPOINT ENERGY, INC.(1)
                                             TEXAS


                                                                                                SHARES
SUBSIDIARIES/AFFILIATES:                                                        OWNERSHIP        OWNED    DOMICILE
------------------------                                                        ---------       ------    --------
UTILITY HOLDING, LLC                                                               100%          1,000       Del
   CenterPoint Energy Funding Company (f/k/a Houston
     Industries Funding Company)                                                   100%          1,000       Del
   CenterPoint Energy Houston Electric, LLC
     (formerly Reliant Energy, Incorporated) (3)                                   100%          1,000       Tex

       CenterPoint Energy Transition Bond Company, LLC
          (f/k/a Reliant Energy
         Transition Bond Company, LLC)                                             100%          1,000       Del
       Houston Industries FinanceCo GP, LLC                                        100%          1,000       Del
       Houston Industries FinanceCo LP (6)                                          99%                      Del
       Reliant Energy FinanceCo II GP, LLC                                         100%          1,000       Del
       Reliant Energy FinanceCo II LP (7)                                           99%                      Del
       Reliant Energy FinanceCo III GP, LLC                                        100%          1,000       Del
       Reliant Energy FinanceCo III LP (8)                                          99%                      Del
       Reliant Energy FinanceCo IV GP, LLC                                         100%          1,000       Del
       Reliant Energy FinanceCo IV LP (9)                                           99%                      Del
   CenterPoint Energy, Inc. (a Delaware corporation) (2,4)                         100%             --       Del
   CenterPoint Energy Investment Management, Inc.
      (f/k/a Reliant Energy Investment Management, Inc.)                           100%          1,000       Del
   CenterPoint Energy Management Services, Inc.
      (f/k/a Reliant Energy Thermal Systems, Inc.)                                 100%          1,000       Del
       CenterPoint Energy District Cooling, LLC
         (f/k/a Northwind Houston L.L.C.)                                          100%                      Del
       CenterPoint Energy Thermal Systems (Delaware), Inc.
         (f/k/a Reliant Energy Thermal Systems (Delaware), Inc.)                   100%          1,000       Del
               CenterPoint Energy District Cooling, L.P.
                  (f/k/a Northwind Houston L.P.) (11)                               99%                      Del
   CenterPoint Energy Power Systems, Inc.
        (f/k/a Reliant Energy Power Systems, Inc.)                                 100%          1,000       Del
   CenterPoint Energy Products, Inc.
        (f/k/a Reliant Energy Products, Inc.)                                      100%          1,000       Del
   CenterPoint Energy Properties, Inc.
        (f/k/a Reliant Energy Properties, Inc.)                                    100%          1,000       Del
   CenterPoint Energy Tegco, Inc.
        (f/k/a Reliant Energy Tegco, Inc.) (2)                                     100%          1,000       Del
   HL&P Capital Trust I (5)                                                        100%                      Del
   HL&P Capital Trust II (5)                                                       100%                      Del
   HL&P Receivables, Inc.                                                          100%          1,000       Del
   Houston Industries Energy (UK), Inc. (2)                                        100%                      Del
   NorAm Energy Corp. (2,10)                                                       100%          1,000       Del
   REI Trust I (5)                                                                 100%                      Del
   Reliant Energy Water, Inc.                                                      100%          1,000       Del
   Texas Genco Holdings, Inc.                                                      100%          1,000       Tex
       Texas Genco GP, LLC                                                         100%          1,000       Tex
       Texas Genco LP, LLC                                                         100%          1,000       Del

                 Texas Genco, LP  (16)                                              99%                      Tex

   Utility Rail Services, Inc.                                                     100%          1,000       Del
       UFI Services, Inc.                                                          100%          1,000       Del

   CENTERPOINT ENERGY RESOURCES CORP.
     (f/k/a RELIANT ENERGY RESOURCES CORP.)                                        100%          1,000       Del

     Divisions:
     CenterPoint Energy Arkla (f/k/a Reliant Energy Arkla)

     CenterPoint Energy Entex (f/k/a Reliant Energy Entex)

     CenterPoint Energy Gas Operations
      (formerly Reliant Energy Entex Metro)
     CenterPoint Energy Minnegasco
      (f/k/a Reliant Energy Minnegasco)

     Subsidiaries/Affiliates:




CENTERPOINT ENERGY, INC.(1)
                                            TEXAS
                                                                          (In Thousands)
                                                                      ISSUER        OWNER'S
                                                                       BOOK          BOOK
SUBSIDIARIES/AFFILIATES:                                               VALUE         VALUE
------------------------                                            -----------      ---------
UTILITY HOLDING, LLC                                                (7,747,409)     7,747,409
   CenterPoint Energy Funding Company (f/k/a Houston
     Industries Funding Company)                                           (80)            80
   CenterPoint Energy Houston Electric, LLC
     (formerly Reliant Energy, Incorporated) (3)                    (3,207,553)     3,207,553

       CenterPoint Energy Transition Bond Company, LLC
          (f/k/a Reliant Energy
         Transition Bond Company, LLC)                                  (3,745)         3,745
       Houston Industries FinanceCo GP, LLC                                 --             --
       Houston Industries FinanceCo LP (6)                                   0            (0) 1% owned by GP ; 99% owned by 374
       Reliant Energy FinanceCo II GP, LLC                                (983)           983
       Reliant Energy FinanceCo II LP (7)                               (8,327)         8,327 1% owned by GP II (83) ; 99 % owned
       Reliant Energy FinanceCo III GP, LLC                                 --             --    by 374 (8,244)
       Reliant Energy FinanceCo III LP (8)                                  --             -- 1% owned by GP III ; 99% owned by 374
       Reliant Energy FinanceCo IV GP, LLC                                   0             (0)
       Reliant Energy FinanceCo IV LP (9)                                   --             -- 1% owned by GP IV ; 99% owned by 374
   CenterPoint Energy, Inc. (a Delaware corporation) (2,4)                  --             --
   CenterPoint Energy Investment Management, Inc.
      (f/k/a Reliant Energy Investment Management, Inc.)              (648,887)       648,887
   CenterPoint Energy Management Services, Inc.
         (f/k/a Reliant Energy Thermal Systems, Inc.)                   23,077        (23,077)
       CenterPoint Energy District Cooling, LLC
         (f/k/a Northwind Houston L.L.C.)                                   (7)             7
       CenterPoint Energy Thermal Systems (Delaware), Inc.
         (f/k/a Reliant Energy Thermal Systems (Delaware), Inc.)       (39,876)        39,876
               CenterPoint Energy District Cooling, L.P.
                  (f/k/a Northwind Houston L.P.) (11)                  (39,874)        39,874 1% owned by District Cooling (399);
   CenterPoint Energy Power Systems, Inc.                                                        99% owned by Thermal (DE) (39,475)
        (f/k/a Reliant Energy Power Systems, Inc.)                       5,522         (5,522)
   CenterPoint Energy Products, Inc.
        (f/k/a Reliant Energy Products, Inc.)                             (274)           274
   CenterPoint Energy Properties, Inc.
        (f/k/a Reliant Energy Properties, Inc.)                       (178,309)       178,309
   CenterPoint Energy Tegco, Inc.
        (f/k/a Reliant Energy Tegco, Inc.) (2)                             (92)            92
   HL&P Capital Trust I (5)                                             (7,732)         7,732
   HL&P Capital Trust II (5)                                            (3,199)         3,199
   HL&P Receivables, Inc.                                                   --             --
   Houston Industries Energy (UK), Inc. (2)                                 --             --
   NorAm Energy Corp. (2,10)                                                (1)             1
   REI Trust I (5)                                                     (11,675)        11,675
   Reliant Energy Water, Inc.                                               --             --
   Texas Genco Holdings, Inc.                                       (2,824,043)     2,824,043
       Texas Genco GP, LLC                                             (28,241)        28,241
       Texas Genco LP, LLC                                          (2,795,801)     2,795,801

                 Texas Genco, LP  (16)                              (2,824,027)     2,824,027 1% owned by Genco GP (28,240) ; 99%
                                                                                                 owned by Genco LP (2,795,787)
   Utility Rail Services, Inc.                                            (502)           502
       UFI Services, Inc.                                                   --             --

   CENTERPOINT ENERGY RESOURCES CORP.
     (f/k/a RELIANT ENERGY RESOURCES CORP.)                         (1,936,928)     1,936,928

     Divisions:                                                             --             --
     CenterPoint Energy Arkla (f/k/a Reliant Energy Arkla)            (415,334)       415,334

     CenterPoint Energy Entex (f/k/a Reliant Energy Entex)            (560,368)       560,368

     CenterPoint Energy Gas Operations
      (formerly Reliant Energy Entex Metro)                                 --             --
     CenterPoint Energy Minnegasco
      (f/k/a Reliant Energy Minnegasco)                                670,490)       670,490

     Subsidiaries/Affiliates:                                               --             --

CENTERPOINT ENERGY, INC.(1)
                                             TEXAS


                                                                                                 SHARES
SUBSIDIARIES/AFFILIATES:                                                   OWNERSHIP              OWNED           DOMICILE
------------------------                                                   ---------             ------           --------
     ALG Gas Supply Company                                                   100%                    1              Del
     Allied Materials Corporation                                             100%                1,000              Tex
     Arkansas Louisiana Finance Corporation                                   100%               50,000              Del
     Arkla Industries Inc. (2)                                                100%               30,000              Del
     Arkla Products Company (2)                                               100%                1,000              Del
     Blue Jay Gas Company (2)                                                 100%                1,000              Del
     CenterPoint Energy Alternative Fuels, Inc.
       (f/k/a Entex Fuels, Inc.)                                              100%                1,000              Tex
     CenterPoint Energy Consumer Group, Inc.
       (f/k/a Reliant Energy Consumer Group, Inc.)                            100%                1,000              Del
     CenterPoint Energy Field Services, Inc.
       (f/k/a Reliant Energy Field Services, Inc.)                            100%                1,000              Del
     CenterPoint Energy Field Services Holdings, Inc.
       (f/k/a Reliant Energy Field Services Holdings, Inc.)                   100%                1,000              Del

     CenterPoint Energy Gas Processing, Inc.
       (f/k/a Reliant Energy Gas Processing, Inc.)                            100%                1,000              Del
     CenterPoint Energy Gas Marketing Company
       (f/k/a MRT Energy Marketing Company)                                   100%                1,000              Del
     CenterPoint Energy Gas Receivables, LLC                                  100%                1,000              Del
     CenterPoint Energy Gas Resources Corp.
       (f/k/a Entex Gas Resources Corp.)                                      100%                1,000              Tex
     CenterPoint Energy Gas Transmission Company
       (f/k/a Reliant Energy Gas Transmission Company)                        100%                1,000              Del

     CenterPoint Energy Hub Services, Inc.
       (f/k/a Reliant Energy Hub Services, Inc.)(2)                           100%                1,000              Del
     CenterPoint Energy - Illinois Gas Transmission Company
       (f/k/a Illinois Gas Transmission Company)                              100%                1,000              Del
     CenterPoint Energy Intrastate Holdings, LLC
       (f/k/a Reliant Energy Intrastate Holdings, LLC)                        100%                1,000              Del

               Pine Pipeline Acquisition Company, LLC (19)                  81.40%                1,000              Del
     CenterPoint Energy Marketing, Inc.
       (f/k/a Reliant Energy Retail, Inc.)                                    100%                1,000              Del
               CenterPoint Energy Retail Interests, Inc.
                (f/k/a Reliant Energy Retail Interests, Inc.)                 100%                1,000              Del

     CenterPoint Energy - Mississippi River Transmission Corporation
       (f/k/a Mississippi River Transmission Corporation)                     100%                1,000              Del
               CenterPoint Energy MRT Holdings, Inc.
                (f/k/a MRT Holdings, Inc.)                                    100%                1,000              Del
               CenterPoint Energy MRT Services Company
                (f/k/a MRT Services Company)                                  100%                1,000              Del

     CenterPoint Energy Pipeline Services, Inc.
       (f/k/a Reliant Energy Pipeline Services, Inc.)                         100%                1,000              Del
               CenterPoint Energy OQ, LLC
                (f/k/a Reliant Energy OQ, LLC)                                100%                1,000              Del
                         OQ Partners, a general partnership (20)               50%                                   Tex
     CenterPoint Energy Trading and Transportation Group, Inc.
       (f/k/a Reliant Energy Trading and                                      100%                1,000              Tex
               Transportation Group, Inc.)
               Entex Gas Marketing Company                                    100%                1,000              Tex
               Entex NGV, Inc.                                                100%                1,000              Del
               Entex Oil & Gas Company                                        100%                1,000              Tex
               Industrial Gas Supply Corporation                              100%                1,000              Tex
               Intex, Inc. (2)                                                100%                1,000              Tex
               Louisiana Unit Gas Transmission Company                        100%                1,000              Tex
               Minnesota Intrastate Pipeline Company                          100%                1,000              Del
               National Furnace Company                                       100%                1,000              Tex
               NorAm Financing I (5)                                          100%                                   Del
               NorAm Utility Services, Inc.                                   100%                1,000              Del
               Reliant Energy Funds Management, Inc.                          100%                1,000              Del
               Unit Gas Transmission Company                                  100%                1,000              Tex
               United Gas, Inc. (2)                                           100%                1,000              Tex

CENTERPOINT ENERGY INTERNATIONAL, INC.
 (f/k/a Reliant Energy International, Inc.)                                   100%                1,000              Del
     CenterPoint Energy International Holdings, LLC
       (f/k/a Reliant Energy International Holdings,
       LLC)(12)                                                               100%                1,000              Del
               Reliant Energy El Salvador, S.A. de C.V. (12, 15)               99%                                   Els
     CenterPoint Energy International II, Inc.
       (f/k/a Reliant Energy International II, Inc.)                          100%                1,000              Del
               HIE Ford Heights, Inc.                                         100%                1,000              Del




CENTERPOINT ENERGY, INC.(1)
                                            TEXAS
                                                                                    (In Thousands)
                                                                                ISSUER          OWNER'S
                                                                                 BOOK            BOOK
SUBSIDIARIES/AFFILIATES:                                                        VALUE            VALUE
------------------------                                                     -----------       ---------
     ALG Gas Supply Company                                                         39              (39)
     Allied Materials Corporation                                                2,044           (2,044)
     Arkansas Louisiana Finance Corporation                                     (1,613)           1,613
     Arkla Industries Inc. (2)                                                   9,061           (9,061)
     Arkla Products Company (2)                                                 (1,454)           1,454
     Blue Jay Gas Company (2)                                                      612             (612)
     CenterPoint Energy Alternative Fuels, Inc.
       (f/k/a Entex Fuels, Inc.)                                                 1,537           (1,537)
     CenterPoint Energy Consumer Group, Inc.
       (f/k/a Reliant Energy Consumer Group, Inc.)                                   -                -
     CenterPoint Energy Field Services, Inc.
       (f/k/a Reliant Energy Field Services, Inc.)                            (106,866)         106,866
     CenterPoint Energy Field Services Holdings, Inc.
       (f/k/a Reliant Energy Field Services Holdings, Inc.)                   (163,933)         163,933

     CenterPoint Energy Gas Processing, Inc.
       (f/k/a Reliant Energy Gas Processing, Inc.)                              (9,342)           9,342
     CenterPoint Energy Gas Marketing Company
       (f/k/a MRT Energy Marketing Company)                                    (16,584)          16,584
     CenterPoint Energy Gas Receivables, LLC                                   (12,000)          12,000
     CenterPoint Energy Gas Resources Corp.
       (f/k/a Entex Gas Resources Corp.)                                       (22,813)          22,813
     CenterPoint Energy Gas Transmission Company
       (f/k/a Reliant Energy Gas Transmission Company)                        (753,360)         753,360

     CenterPoint Energy Hub Services, Inc.
       (f/k/a Reliant Energy Hub Services, Inc.)(2)                                175             (175)
     CenterPoint Energy - Illinois Gas Transmission Company
       (f/k/a Illinois Gas Transmission Company)                                 1,143           (1,143)
     CenterPoint Energy Intrastate Holdings, LLC
       (f/k/a Reliant Energy Intrastate Holdings, LLC)                             557             (557)
                                                                                                        81.4 % owned by CNP
                                                                                                         (1,068) ; 18.6% owned
                                                                                                         by 3rd party (244)
               Pine Pipeline Acquisition Company, LLC (19)                      (1,068)           1,068
     CenterPoint Energy Marketing, Inc.
       (f/k/a Reliant Energy Retail, Inc.)                                     122,745         (122,745)
               CenterPoint Energy Retail Interests, Inc.
                (f/k/a Reliant Energy Retail Interests, Inc.)                 (133,340)         133,340

     CenterPoint Energy - Mississippi River Transmission Corporation
       (f/k/a Mississippi River Transmission Corporation)                      (42,792)          42,792
               CenterPoint Energy MRT Holdings, Inc.
                (f/k/a MRT Holdings, Inc.)                                    (209,010)         209,010
               CenterPoint Energy MRT Services Company
                (f/k/a MRT Services Company)                                  (147,068)         147,068

     CenterPoint Energy Pipeline Services, Inc.
       (f/k/a Reliant Energy Pipeline Services, Inc.)                          (11,468)          11,468
               CenterPoint Energy OQ, LLC
                (f/k/a Reliant Energy OQ, LLC)                                    (286)             286
                         OQ Partners, a general partnership (20)                     -                -
     CenterPoint Energy Trading and Transportation Group, Inc.
     (f/k/a Reliant Energy Trading and Transportation Group, Inc.)                   -                -
               Entex Gas Marketing Company                                      (3,146)           3,146
               Entex NGV, Inc.                                                       -                -
               Entex Oil & Gas Company                                           2,999           (2,999)
               Industrial Gas Supply Corporation                                (2,596)           2,596
               Intex, Inc. (2)                                                       -                -
               Louisiana Unit Gas Transmission Company                            (385)             385
               Minnesota Intrastate Pipeline Company                                 -                -
               National Furnace Company                                            540             (540)
               NorAm Financing I (5)                                                 -                -
               NorAm Utility Services, Inc.                                          -                -
               Reliant Energy Funds Management, Inc.                        (1,197,709)       1,197,709
               Unit Gas Transmission Company                                    (9,893)           9,893
               United Gas, Inc. (2)                                                 (1)               1

CENTERPOINT ENERGY INTERNATIONAL, INC.
 (f/k/a Reliant Energy International, Inc.)                                    (48,480)          48,480
     CenterPoint Energy International Holdings, LLC
       (f/k/a Reliant Energy International Holdings,
       LLC)(12)                                                                      -                -
               Reliant Energy El Salvador, S.A. de C.V. (12, 15)                     -                -
     CenterPoint Energy International II, Inc.
       (f/k/a Reliant Energy International II, Inc.)                                 -                -
               HIE Ford Heights, Inc.                                               (1)               1

CENTERPOINT ENERGY, INC.(1)
                                     TEXAS
                                                                                                 (In Thousands)
                                                                                             ISSUER       OWNER'S
                                                                         SHARES                BOOK         BOOK
SUBSIDIARIES/AFFILIATES:                                    OWNERSHIP    OWNED    DOMICILE    VALUE        VALUE
------------------------                                    ---------    ------   --------  ---------    ---------
               HIE Fulton, Inc.                                 100%      1,000     Del          --           --
               Reliant Energy India, Inc.                       100%          2     Mau         819         (819)
                       Reliant Energy Rain, Inc.                100%          2     Mau          --           --
                              Rain Calcining Limited (17)     24.79%     32,100     Ind          --           --
     CenterPoint Energy International Services, Inc.
       (f/k/a Reliant Energy International Services,
       Inc)(12)                                                 100%      1,000     Del        (976)         976
     CenterPoint Energy Light, Inc.
       (f/k/a Reliant Energy Light, Inc.)                       100%      1,000     Del     (10,540)      10,540
     HI Energy Holdings I B.V. (12)                             100%        400     Nth           7           (7)
     Reliant Energy Brasil, Ltda. (12)                       100.00%      3,000     Brz         (15)          15
     Reliant Energy Brazil Ltd. (12)                            100%                Cay          --           --
                       HIE Brasil Rio Sul Ltda. (12)             20%                Brz          --           --
                       Reliant Energy International
                        Brasil Ltda. (12,13)                  99.90%                Brz          --           --
     Reliant Energy Brazil Tiete Ltd. (12)                      100%                Cay          --           --
     Reliant Energy Colombia Ltda. (12,14)                       99%                Col          --           --
     Reliant Energy Outsource Ltd. (12)                         100%                Cay          --           --
                       Venus Generation El Salvador (18)         50%                Cay          --           --
     Worldwide Electric Holdings B.V. (12)                      100%                Nth          --           --




1 Incorporated on August 31, 2001. Originally incorporated under the name "Reliant Energy Regco, Inc."

2 Inactive.

3 Formerly Reliant Energy, Incorporated. Converted into a limited liability company effective as of 11:54 p.m. on Saturday, August 31, 2002.

4 Incorporated on February 2, 2001 to preserve the name "CenterPoint Energy" in Delaware.

5 These entities are statutory business trusts created under Delaware law and treated as subsidiaries of their parent company for financial reporting purposes.

6 The remaining 1% of this subsidiary is owned by Houston Industries FinanceCo GP, LLC.

7 The remaining 1% of this subsidiary is owned by Reliant Energy FinanceCo II GP, LLC.

8 The remaining 1% of this subsidiary is owned by Reliant Energy FinanceCo III GP, LLC.

9 The remaining 1% of this subsidiary is owned by Reliant Energy FinanceCo IV GP, LLC.

10 This company was incorporated on 2/3/99 to preserve the name "NorAm Energy Corp." in Delaware.

11 The remaining 1% of this subsidiary is owned by CenterPoint Energy District Cooling, LLC (f/k/a Northwind Houston, L.L.C.).

12 In the process of being dissolved.

13 The remaining 0.1% is owned by Reliant Energy Brazil Tiete Ltd.

14 The remaining 1% of this subsidiary is owned by CenterPoint Energy International Holdings, LLC (f/k/a Reliant Energy International Holdings, LLC).

15 The remaining 1% of this subsidiary is owned by CenterPoint Energy International, Inc. (f/k/a Reliant Energy International, Inc.)

16 The remaining 1% of this subsidiary is owned by Texas Genco GP, LLC.

17 This subsidiary is a foreign utility company; 15% of this subsidiary is owned by International Finance Corporation, 5% by Applied Industrial Materials Corporation, 25.48% by N. Jagan Mohan Reddy, individually and beneficially for numerous resident and non-resident Indians.

18 The remaining 50% of this subsidiary is owned by EDC Energy
Ventures-Generation El Salvador.

19 The remaining 18.6% of this company is owned by LGS Natural Gas Company.

20 The remaining 50% of this partnership is owned by Overnite Software, Inc.